SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): October 17, 2000

                        ADVANCED BUSINESS SCIENCES, INC.
             (Exact name of registrant as specified in its charter)





    Delaware                       0-26455                    87-0347787

(State or other          (Commission  File  Number)        (I.R.S.  Employer
jurisdiction of                                          Identification Number)
incorporation or
organization)


                   3345 No.107th STREET, Omaha, Nebraska 68134
               (Address of principal executive offices) (ZIP Code)




Registrant's telephone number, including area code:
(402) 498-2734

Item 4.  Changes in Registrant's Certifying Accountant

     Owing to the untimely death of Darrell T. Schvaneveldt on or about September 8, 2000, the Registrant's Certifying Accountant, Schvaneveldt and Company of Salt Lake City, Utah, discontinued its practice. On October 17, 2000, the Registrant engaged the Des Moines, Iowa, office of McGladrey & Pullen, LLP, to act as its certifying accountant commencing with the Registrant's fiscal year ending December 31, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ADVANCED BUSINESS SCIENCES, INC.



                                   By: /s/ John Gaukel
                                       -------------------
                                       John Gaukel, President

Date: October 20, 2000